NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND

SUPPLEMENT DATED JANUARY 5, 2010

TO THE PROSPECTUS DATED AUGUST 31, 2009

AND

TO THE SUMMARY PROSPECTUS DATED AUGUST 31, 2009

In the “Shareholder Fees” table on page 14 of the prospectus and page 1 of the summary prospectus, the correct maximum sales charge (load) imposed on purchases of Class A shares of the Nuveen Intermediate Duration Municipal Bond Fund, as a percentage of offering price, is 3.00%. The higher maximum sales charge of 4.20% as shown in the initially printed prospectus and summary prospectus was incorrect, and only the lower (correct) sales charge percentage was charged to any shareholder.

The correct expense figures for Class A shares in the table under “Example” on page 14 of the prospectus and page 1 of the summary prospectus are as follows:

	Redemption	No Redemption
1 Year	$375	$375
3 Years	536	536
5 Years	710	710
10 Years	1,214	1,214

PLEASE KEEP THIS WITH YOUR PROSPECTUS AND/OR SUMMARY

PROSPECTUS FOR FUTURE REFERENCE

MGN-INTD-0110D